Q1 2023 Earnings Call May 9, 2023

2 Mark Donohue VP Investor Relations 1. Introduction

Agenda 3 1. Introduction Mark Donohue Vice President, Investor Relations 2. Business Review Jonathan Gear Chief Executive Officer 3. Financial Review Jonathan Collins Executive Vice President and Chief Financial Officer 4. Q&A All

4 Safe Harbor Statement and Non-GAAP Financial Measures Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Organic/Inorganic Revenues because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. At the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures. Industry and Market Data In this presentation we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation, and cannot guarantee their accuracy or completeness.

5 Jonathan Gear Chief Executive Officer 2. Business Review

# Q1 Highlights

**$629M**

**Revenues**
~Flat organic growth
3% org. subscription growth

**$253M**

**Adj. EBITDA[1]**
40% margin
+60 bps YoY

**$168M**

**Free Cash Flow[1]**
66% conversion
+$142M YoY

**18¢**

**Adj. EPS[1]**
(3¢) YoY
Divestiture and interest rates

Achieved **Web of Science growth inflection point**

**Evolved industry thought leadership**, e.g. Top 100 Global Innovators and Drugs to Watch

**Leveraging generative AI** to continually evolve our solutions

**Completed leadership transition**

**Enhanced governance** through board of directors' changes

**Continued deleveraging** through further debt paydown

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

6

# Achieved Web of Science growth inflection point

**Research and Analytics** '22 » '23

**96%**

**Renewal rate**

**+350 bps YoY** ▲

**16%**

**New subscription growth**

**+500 bps YoY** ▲

**3%**

**Organic growth**

**+400 bps YoY** ▲

**Returning to market growth rates in Research & Analytics**

**Pre-Print Citation Index launch (Q1)**

Enhanced content through 2M+ pre-prints advancing scientific progress

**InCites - Alma Integration (Q2)**

InCites integration to help librarians rapidly analyze content collections

**Journal Impact Factor Expansion (Q2)**

Expand and provide flagship bibliometric KPI to ~9,000 new journals

Clarivate™

7

Identified 15 potential late-stage treatments that are forecast to deliver sales greater than $1 billion within 5 years, through Cortellis™, Clarivate Real World Data and Analytics, Web of Science™ and Derwent Innovation™ 8 Evolved industry thought leadership Bringing together our enriched best-in-class data across Derwent World Patents Index™ (DWPI™), Derwent Patent Citation Index™ and Web of Science™ to identify the world’s top innovators and key future trends Top 100 Global Innovators™ Recognizing cutting-edge innovators defining their respective sectors Drugs to Watch™ Predicting blockbuster drugs which will benefit millions of patients

# Leveraging generative AI to continually evolve our solutions

**Mission Critical, Expertly Curated Industry Solutions**

- Enriched Data
- Analytics & Insights
- Workflow Software (SaaS)
- Expert Services

**Artificial Intelligence Powered Solutions**

- Machine Learning
- Deep Learning
- Generative AI & Large Language Models (LLMs)

**Billions of Proprietary Best-In-Class Data Assets**

- Citations in world's largest **curated** citation database[1]
- **Interconnected** real-word data patient records
- **Editorially enhanced and curated** patent records

**Continued deployment of AI across our portfolio** to ensure only gold standard content is indexed within Web of Science™, build next generation search in Derwent™ and predictive analytics in Cortellis™

**Leveraging machine learning in LS&H** to generate future success predictors in Cortellis™, e.g. clinical trials success, regulatory approvals

**Use of computer vision and image recognition in CompuMark™** for faster classification and assessment of trademarks

**Deployment of LLMs** to classify research papers and preprint articles in Web of Science™ and dissertations in ProQuest Dissertations & Theses Global™

Clarivate™

[1] World's largest publisher-neutral citation database.

9

Henry Levy President, Life Sciences & Healthcare • Joined from Veeva Systems, a leader in cloud software for LS&H, serving as President, Global R&D and Quality • Deep industry experience (25+ years) with a track record of helping customers use data and technology to transform their businesses Gordon Samson President, Intellectual Property • Joined October 2020 with CPA Global acquisition, serving as Chief Operating Officer since 2014 • Successful track record of driving growth in the IP industry and beyond, having held senior executive roles for 20+ years Bar Veinstein President, Academia & Government • Joined from Taranis, served as CEO, formerly President of Ex Libris, now part of Clarivate, for 11 years • 25+ years of leadership experience with deep expertise across Academia & Government, cloud software, AI and analytics 10 Completed leadership transition

11 Enhanced governance through board of directors’ changes • Reduced board size to 11 Improved efficiency • Nominated Dr. Saraubh Saha as new independent director • Dr. Saha is a physician-scientist, pharmaceutical executive, and biotech entrepreneur dedicated to discovering and developing novel life-changing medicines • Currently CEO of Centessa Pharmaceuticals. Formerly held roles at Bristol Myers Squibb, Atlas Venture, Delinia, Synlogic and McKinsey & Company Further bolstering our deep industry expertise across our segments

12 Continued deleveraging through further debt paydown • $500M debt paydown in 2022. Targeting ~$400M in 2023, achieved $125M in Q1 • Aiming for <4x net leverage in 2023 • Long-term objective of <3x net leverage by end of 2025 $500M ~$400M 4x <4x <3x 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $0 $100 $200 $300 $400 $500 $600 2022A 2023E 2024E 2025E Debt Paydown Net Leverage

13 Jonathan Collins Chief Financial Officer 3. Financial Review

14 Q1 2023 Financial Results Changes from Prior Year See the Appendix for a reconciliation of GAAP to Non-GAAP measures. $m except per share data Q1 ‘23 Q1 ‘22 Change Revenues, net $629 $662 $(33) Adjusted EBITDA 253 262 (9) Adjusted EBITDA Margin 40.2% 39.6% 60 bps Income from Operations 55 45 10 M-t-M Loss / (Gain) on private warrants 1 (100) 101 Interest Expense, Net 74 60 14 Income Tax (Benefit) Expense (64) 16 (80) Net Income 25 51 (26) Net Income Per Share, basic $0.04 $0.07 $(0.03) Adjusted Diluted EPS $0.18 $0.21 $(0.03) Operating Cash Flow $228 $67 $160 Capital Spending 59 41 18 Free Cash Flow 168 26 142 Revenue • Revenue 5% lower due to MarkMonitor Divestiture and Fx headwinds • ~Flat organic growth YoY Net Income • Net Income decreased by $26m due to Mark-to-Market gain on private warrants in Q1 ‘22 of $100m, partly offset by favorable income tax dispute resolution of $70m Operating Cash Flow • Operating and Free Cash Flow up $161m on lower one-time costs, namely CPA Global equity plan payment in Q1 '22 • Increased capital investment YoY to drive product innovation

$262 $253$10 $9 $3 $13 $1 $19 $13 $662 $629 Q1 2022 Organic Inorganic Cost Synergies FX Q1 2023 15 Q1 2023 Revenues and Adj. EBITDA1 changes vs. Prior Year Organic Growth • ~Flat organic growth was in line with expectation • Continued to invest in organic growth leading to negative profit conversion Inorganic Impact • MarkMonitor divestiture Cost Synergies • Cost synergies, net of certain cost to achieve, contributed $13m of profit Foreign Exchange • Top line translation Fx loss of $13m and $5m EBITDA conversion, with offset from transactional Fx gain impact (+$2m) Revenues Adj. EBITDA1 Year + Better - Worse $ millions 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 39.6% 40.2%

# Q1 2023 Cash Flow

## Free Cash Flow

- One-time costs to complete ProQuest acquisition integration; significantly lower YoY due to CPA equity plan payment in Q1 '22
- Higher interest YoY due to impact of rising interest rates
- Working capital favorability driven partially by payment accelerations in patent renewals business in IP segment in Q1 '22
- YoY increase in capital spending due to investment in product innovation

## Capital Allocation

- $125m Term Loan B pre-payment in March

**Changes from Prior Year**

| $m | Q1 '23 | Q1 '22 | Change |
|---|---|---|---|
| **Adj. EBITDA** | **$253** | **$262** | **$(9)** |
| One-Time Costs[1] | (33) | (166) | 133 |
| Interest | (41) | (28) | *(13)* |
| Taxes | (3) | (4) | 1 |
| Working Capital / Other | 51 | 2 | 49 |
| Operating Cash Flow | 228 | 67 | 161 |
| Capital Spending | (59) | (41) | (18) |
| **Free Cash Flow** | **$168** | **$26** | **$142** |
| ***Conversion*** | ***66%*** | ***10%*** | **+56%pts** |
| Preferred Dividend | (19) | (19) | - |
| Share Repurchase | - | (55) | 55 |
| Debt Repayment | (125) | (7) | (118) |
| Other[2] | (9) | 125 | (133) |
| **Cash Flow** | **$15** | **$69** | **$(54)** |

Clarivate™

See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

[1] Includes payments from CPA Global employee benefits trust taken from restricted cash but included in cash from operations in GAAP financial statements. See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

[2] Primarily reflects the change in restricted cash relating to the CPA Global employee benefits payment.

16

# FY 2023 Outlook

### Organic Growth

- Expansion in 2023 from improvements expected in A&G (R&A) and transactional products and services

### Adj. EBITDA Margin[1]

- Profit margin expansion driven by carryover impact of cost synergies from ProQuest integration

### Free Cash Flow[1]

- Significant improvement compared to last year on substantially lower one-time costs

### Adj. Diluted EPS[1]

- EPS decline v. prior year due to higher interest expense and MarkMonitor divesture

## Reaffirmed Full Year Guidance Ranges

| Measure | Low | Midpoint | High |
|---|---|---|---|
| Organic Growth | *2.75%* | *~3.25%* | *3.75%* |
| Revenues | *$2,630m* | *~$2,680m* | *$2,730m* |
| Adj. EBITDA[1] | *$1,100m* | *~$1,130m* | *$1,160m* |
| Adj. EBITDA Margin[1] | *42.0%* | *~42.25%* | *42.5%* |
| Adj. Diluted EPS[1] | *75¢* | *~80¢* | *85¢* |
| Free Cash Flow[1] | *$450m* | *~$500m* | *$550m* |

Guidance Range • Midpoint

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

Clarivate™ 17

# FY 2023 Revenues and Adj. EBITDA[1] outlook vs. Prior Year

## Organic Growth

- ~30% Adj. EBITDA margin conversion on ~3.25% organic growth reflects operating expense investments to fuel product innovation

## Inorganic Impact

- MarkMonitor divestiture

## Cost Synergies

- Expect to recognize carryover impact of ProQuest integration

## Foreign Exchange

- Fx profit headwind due to transactional Fx gains in 2022 that are not expected to recur



Year
+ Better
- Worse
Revenues
Adj. EBITDA¹
$ millions
$2,660
$1,113
41.8%
~$85
+3.25%
~$25
~30%
~$65
~$30
~$40
~$0
~$15
~$2,680
~$1,130
42.3%
FY 2022A
Organic
Inorganic
Cost Synergies
FX
Midpoint of FY 2023 Outlook²

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2]Please refer to slide 16 for the actual outlook ranges.

18

# FY 2023 Cash Flow Outlook

## Free Cash Flow

- One-time cost reduction due to completion of acquisition integrations
- Higher cash interest payments due to base rate increases
- Anticipate lower working capital requirements in 2023
- Increased capital spending to fuel product innovation and accelerate organic growth

## Capital Allocation

- Anticipate utilizing free cash flow to deleverage <4x
- Given current share price, may remain opportunistic on share repurchases as leverage falls below 4 turns

**Changes from Prior Year**

| $m | Midpoint of 2023 Outlook[2] | 2022 Actuals | Change |
|---|---|---|---|
| **Adj. EBITDA** | **~$1,130** | **$1,113** | **~$20** |
| One-Time Costs | ~(50) | (215) | ~165 |
| Interest | ~(270) | (252) | ~(20) |
| Taxes | ~(60) | (64) | ~5 |
| Working Capital / Other | ~(10) | (73) | ~65 |
| Operating Cash Flow | ~740 | 509 | ~230 |
| Capital Spending | ~(240) | (203) | ~(35) |
| **Free Cash Flow** | **~$500** | **$306** | **~$195** |
| ***Conversion*** | ***~44%*** | ***28%*** | ***~16%*** |
| Preferred Dividend | ~(75) | (75) | ~0 |
| Share Repurchase | ~0 | (175) | ~175 |
| Debt Repayment | ~(400) | (500) | ~100 |
| Other[1] | ~(25) | 362 | ~(385) |
| **Cash Flow** | **~$0** | **$(82)** | **~$80** |

Clarivate™

See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

[1] Includes costs related to acquisitions and divestitures and change in restricted cash relating to the CPA Global employee benefits payment.

[2] Please refer to slide 16 for the actual outlook ranges.

19

Financial Objectives 20 Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 Q1 KPIs... 3% R&A Organic Growth 60bps Adj. EBITDA Expansion1 66% Free Cash Flow Conversion1 $125M Term Debt Pre-payment R&A: Research & Analytics within Academia & Government segment. 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

21 4. Q&A Session

© 2022 Clarivate. All rights reserved. Republication or redistribution of Clarivate content, including by framing or similar means, is prohibited without the prior written consent of Clarivate. Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. Thank you 3

APPENDIX

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Organic/Inorganic Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Organic/Inorganic Revenues Organic revenues illustrates growth in businesses owned by the Company after twelve months, at constant currency. Inorganic revenues illustrates growth in the business via acquisitions and divestitures. Adjusted EBITDA Adjusted EBITDA represents net income (loss) before the provision for income taxes, depreciation and amortization, and interest expense adjusted to exclude acquisition and disposal-related transaction costs, losses on extinguishment of debt, share-based compensation, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues prior to the adoption of FASB ASU No. 2021-08 in 2021, non-operating income or expense, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, goodwill impairment and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. Presentation of Certain Non-GAAP Financial Measures © 2023 Clarivate Plc. All rights reserved. 24

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net plus the impact of the deferred revenue purchase accounting adjustments relating to acquisitions prior to 2021. Presentation of Certain Non-GAAP Financial Measures © 2023 Clarivate Plc. All rights reserved. 25

Adjusted Net Income and Adjusted Diluted EPS We use Adjusted Net Income and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted Net Income and Adjusted Diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted Net Income is calculated using Net income (loss), adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization and interest income and expense from the divested business), amortization related to acquired intangible assets, share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues prior to the adoption of FASB ASU No. 2021-08 in 2021, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, goodwill impairment and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period, and the income tax impact of any adjustments. We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by diluted weighted average shares for the period. Free Cash Flow We use Free Cash Flow in our operational and financial decision-making and believe Free Cash Flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of companies to service their debt. Free Cash Flow is calculated using net cash provided by operating activities, less capital expenditures. Presentation of Certain Non-GAAP Financial Measures © 2023 Clarivate Plc. All rights reserved. 26

Reconciliation of Non-GAAP Financial Measures (YTD) Variance Increase/(Decrease) Percentage of Factors Increase/(Decrease) Three Months Ended March 31, Total Variance (Dollars) Total Variance (Percentage) Acquisitions Disposals FX Impact Organic (in millions, except percentages); (unaudited) 2023 2022 Subscription revenues $ 393.2 $ 403.8 $ (10.6) (2.6) % — % (4.4) % (1.3) % 3.1% Re-occurring revenues 107.7 114.5 (6.8) (5.9) % — % — % (4.2)% (1.7)% Transactional and other revenues 128.2 143.7 (15.5) (10.8) % — % (0.6) % (1.9)% (8.3)% Deferred revenues adjustment — 0.2 (0.2) (100.0) % (100.0) % — % — % —% Revenues, net $ 629.1 $ 662.2 $ (33.1) (5.0) % — % (2.8) % (1.9) % (0.2) % The following table presents the amounts of our subscription, re-occurring, and transactional and other revenues, including as a percentage of our total revenues, for the periods indicated, as well as the drivers of the variances between periods. © 2023 Clarivate Plc. All rights reserved. 27

Descriptions Adjusted EBITDA adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. Warrant instruments that do not meet the criteria to be considered indexed to an entity's own stock shall be initially classified as a liability at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the liabilities are reported through earnings. 4. The current year period primarily includes the gain on legal settlement, which was partially offset by a net loss on foreign exchange re-measurement. The prior year period includes a net gain on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures Net income to Adjusted EBITDA Three Months Ended March 31, (in millions, except percentages); (unaudited) 2023 2022 Net income attributable to ordinary shares $ 24.7 $ 50.8 Dividends on preferred shares 18.8 18.7 Net income 43.5 69.5 (Benefit) provision for income taxes (63.6) 16.3 Depreciation and amortization 172.6 176.4 Interest expense and amortization of debt discount, net 73.6 59.5 Deferred revenues adjustment — (0.2) Transaction related costs(1) 1.7 6.7 Share-based compensation expense 41.2 37.0 Restructuring and impairment(2) 9.4 11.7 Mark-to-market loss (gain) on financial instruments(3) 1.1 (100.4) Other(4) (26.8) (14.2) Adjusted EBITDA $ 252.7 $ 262.3 Adjusted EBITDA Margin 40.2% 39.6% © 2023 Clarivate Plc. All rights reserved. 28

Descriptions Adjusted EBITDA adjustments 1. Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of ASU No. 2021-08, "Accounting for Contract Assets and Contract Liabilities from Contracts with Customers". This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to 2021. 2. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 3. Represents the net gain from the sale of the MarkMonitor Domain Management business. 4. Primarily reflects costs related to restructuring and impairment associated with the One Clarivate and ProQuest restructuring programs. 5. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. Warrant instruments that do not meet the criteria to be considered indexed to an entity's own stock shall be initially classified as a liability at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the liabilities are reported through earnings. 6. Primarily reflects the net impact of foreign exchange gains and losses related to the re-measurement of balances and other items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures 29 FY 2022 Net loss to Adjusted EBITDA Year Ended December 31, (in millions, except percentages); (unaudited) 2022 Net loss attributable to ordinary shares $ (4,035.6) Dividends on preferred shares 75.4 Net loss (3,960.2) (Benefit) provision for income taxes (28.9) Depreciation and amortization 710.5 Interest expense and amortization of debt discount, net 270.3 Deferred revenues adjustment(1) 1.0 Transaction related costs(2) 14.2 Share-based compensation expense 102.2 Gain on sale of divestitures(3) (278.5) Restructuring and impairment(4) 66.7 Goodwill impairment 4,449.1 Mark-to-market gain on financial instruments(5) (206.8) Other(6) (26.9) Adjusted EBITDA $ 1,112.7 Adjusted EBITDA Margin 41.8% © 2023 Clarivate Plc. All rights reserved.

# Reconciliation of Non-GAAP Financial Measures

## Net income (loss) and Net income (loss) Per Share to Adjusted Net Income and Adjusted Diluted EPS

| | Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | 2023 | | 2022 | |
| (in millions, except per share amounts); (unaudited) | Amount | Per Share | Amount | Per Share |
| **Net income (loss) attributable to ordinary shares, diluted** | **$ 24.7** | **$ 0.04** | **$ (44.1)** | **$ (0.06)** |
| Change in fair value of private placement warrants | — | — | 94.9 | 0.14 |
| **Net income attributable to ordinary shares** | 24.7 | 0.04 | 50.8 | 0.07 |
| Dividends on preferred shares | 18.8 | 0.03 | 18.7 | 0.03 |
| **Net income** | 43.5 | 0.06 | 69.5 | 0.10 |
| Deferred revenues adjustment | — | — | (0.2) | — |
| Transaction related costs[1] | 1.7 | — | 6.7 | 0.01 |
| Share-based compensation expense | 41.2 | 0.06 | 37.0 | 0.05 |
| Amortization related to acquired intangible assets | 144.4 | 0.21 | 149.7 | 0.22 |
| Restructuring and impairment[2] | 9.4 | 0.01 | 11.7 | 0.02 |
| Mark-to-market (gain) loss on financial instruments[3] | 1.1 | — | (100.4) | (0.15) |
| Other[4] | (26.8) | (0.04) | (14.2) | (0.03) |
| Income tax impact of related adjustments | (83.6) | (0.12) | (4.7) | (0.01) |
| **Adjusted net income and Adjusted Diluted EPS** | **$ 130.9** | **$ 0.18** | **$ 155.1** | **$ 0.21** |
| Adjusted weighted average ordinary shares (Diluted) | 734.7 | | 746.3 | |

**Descriptions**

**Adjusted Net Income and Adjusted Diluted EPS adjustments**

1. Includes costs incurred to complete business combination transactions, which was comprised of acquisitions, dispositions and capital market activities, as well as advisory, legal, and other professional and consulting costs.
2. Primarily reflects severance and related benefit costs related to approved restructuring programs.
3. Reflects mark-to-market adjustments on financial instruments under ASC 815, Derivatives and Hedging. Warrant instruments that do not meet the criteria to be considered indexed to an entity's own stock shall be initially classified as a liability at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the liabilities are reported through earnings.
4. The current year period primarily includes the gain on legal settlement, which was partially offset by a net loss on foreign exchange re-measurement. The prior year period includes a net gain on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance.

Clarivate™

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© 2023 Clarivate Plc. All rights reserved.

Reconciliation of Non-GAAP Financial Measures Net Cash Provided By Operating Activities to Free Cash Flow Three Months Ended March 31, (in millions); (unaudited) 2023 2022 Net cash provided by operating activities $ 227.5 $ 67.4 Capital expenditures (59.3) (41.4) Free cash flow $ 168.2 $ 26.0 © 2023 Clarivate Plc. All rights reserved. 31 Year Ended December 31, (in millions); (unaudited) 2022 Net cash provided by operating activities $ 509.3 Capital expenditures (202.9) Free cash flow $ 306.4

# Reconciliation of Non-GAAP Financial Measures

The following table presents our calculation of Revenues, net for the FY2023 outlook:

## Revenues, net

| (in millions, except percentages) | Year Ending December 31, 2023 Outlook mid-point | Year Ending December 31, 2022 | Variance Increase/(Decrease) Total Variance (Dollars) | Variance Increase/(Decrease) Total Variance (Percentage) | Percentage of Factors Increase/(Decrease) Acquisitions | Disposal | FX Impact | Organic |
|---|---|---|---|---|---|---|---|---|
| Revenues, net | $ 2,680 | $ 2,660 | $ 20 | 0.8 % | — % | (2.4)% | (0.1)% | 3.3 % |

The following table presents our calculation of Adjusted EBITDA for the FY2023 outlook and reconciles this measure to our Net loss for the same period:

## Adjusted EBITDA

| (in millions, except percentages) | Year Ending December 31, 2023 (Forecasted) Low | High |
|---|---|---|
| **Net loss attributable to ordinary shares** | **$(108)** | **$(48)** |
| Dividends on preferred shares[1] | 75 | 75 |
| **Net income (loss)** | **(32)** | **28** |
| (Benefit) provision for income taxes | (10) | (10) |
| Depreciation and amortization | 720 | 720 |
| Interest expense and amortization of debt discount, net | 286 | 286 |
| Restructuring and impairment[2] | 29 | 29 |
| Transaction related costs | 2 | 2 |
| Mark to market adjustment on financial instruments | 1 | 1 |
| Share-based compensation expense | 130 | 130 |
| Other[3] | (27) | (27) |
| **Adjusted EBITDA** | **$ 1,100** | **$ 1,160** |
| **Adjusted EBITDA margin** | **42.0 %** | **42.5 %** |

**Descriptions**

1. Dividends on our mandatory convertible preferred shares ("MCPS") are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends.
2. Primarily reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition restructuring program.
3. Primarily includes the gain on legal settlement partially offset by a net loss on foreign exchange re-measurement.

Clarivate™

32

© 2023 Clarivate Plc. All rights reserved.

Year Ending December 31, 2023 (Forecasted) Low High Per Share Per Share Net loss attributable to ordinary shares $ (0.15) $ (0.06) Dividends on preferred shares(1) 0.10 0.10 Net (loss) income (0.04) 0.04 Restructuring and impairment(2) 0.04 0.04 Share-based compensation expense 0.18 0.18 Amortization related to acquired intangible assets 0.77 0.77 Other (0.04) (0.03) Income tax impact of related adjustments (0.15) (0.15) Adjusted Diluted EPS $ 0.75 $ 0.85 Weighted-average ordinary shares (Diluted)(3) 740 million Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition restructuring program. 3. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS dividends and assumed the “if-converted” method of share dilution. 33 Reconciliation of Non-GAAP Financial Measures The following table presents our calculation of Adjusted Diluted EPS for the FY2023 outlook and reconciles this measure to our Net loss per share for the same period: Net loss Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS © 2023 Clarivate Plc. All rights reserved.

Year Ending December 31, 2023 (Forecasted) (in millions) Low High Net cash provided by operating activities $ 690 $ 790 Capital expenditures (240) (240) Free cash flow $ 450 $ 550 The following table presents our calculation of Free cash flow for the FY2023 outlook and reconciles this measure to our Net cash provided by operating activities for the same period: 34 Reconciliation of Non-GAAP Financial Measures Net Cash Provided by Operating Activities to Free Cash Flow © 2023 Clarivate Plc. All rights reserved.